Exhibit 99 to Form 3
Name and Address of Additional Reporting Persons:
------------------------------------------------

Mr. Carlos Slim Helu, Mr. Carlos Slim Domit, Mr. Marco Antonio Slim Domit, Mr. Patrick Slim Domit, Ms. Maria Soumaya Slim Domit, Ms. Vanessa Paola Slim Domit and Ms. Johanna Monique Slim Domit (collectively, the "Slim Family"), each with the following address:

         Paseo de Las Palmas #736
         Colonia Lomas de Chapultepec,
         11000 Mexico, D.F., Mexico

Carso Global Telecom, S.A. de C.V.  ("CGT") with the following address:

         Insurgentes Sur 3500
         Col. Pena Pobre Tlalpan
         14060 Mexico, D.F., Mexico

Global Telecom LLC with the following address:

         477 Madison Ave.
         6th Floor
         New York, NY 10022

Telefonos de Mexico, S.A. de C.V. ("Telmex") with the following address:

         Parque Via 190
         Col. Cuauhtemoc
         06599 Mexico, D.F., Mexico

Financial Ventures LLC ("Financial Ventures") with the following address:

         1105 North Market Street
         Suite 1300
         Wilmington, DE  19801

Grupo Financiero Inbursa, S.A. de C.V. ("GFI") with the following address:

         Paseo de las Palmas 736
         Col. Lomas Chapultepec
         11000 Mexico, D.F., Mexico

Promotora Inbursa, S.A. de C.V. ("Promotora") with the following address:

         Paseo de Las Palmas #736
         Colonia Lomas de Chapultepec
         11000 Mexico, D.F., Mexico

Inmobiliaria Inbursa, S.A. de C.V. ("Inmobiliaria Inbursa") with the following address:

         Paseo de Las Palmas #736
         Colonia Lomas de Chapultepec
         11000 Mexico, D.F., Mexico

Inmobiliaria Carso, S.A. de C.V. ("Inmobiliaria Carso") with the following address:

         Insurgentes Sur 3500, PB-4
         Col. Pena Pobre
         14060 Mexico, D.F., Mexico

Orient Star Holdings LLC ("Orient Star") with the following address:

         477 Madison Avenue
         6th Floor
         New York, NY  10022

U.S. Commercial Corp., S.A. de C.V. ("U.S. Commercial") with the following address:

         Miguel de Cervantes Saavedra 255
         Col. Ampliacion Granada
         11520, Mexico, D.F., Mexico

Commercial LLC with the following address:

         477 Madison Avenue
         6th Floor
         New York, NY  10022

Explanation of Responses:
-------------------------

As of April 21, 2004, each member of the Slim Family may be deemed to have indirect beneficial ownership of the 42,576,032 MCI Shares then directly beneficially owned by Financial Ventures, Global Telecom LLC, Promotora, Inmobiliaria Inbursa, Orient Star and Commercial LLC.

The Slim Family may be deemed to control, directly or indirectly, each of CGT, Global Telecom LLC, Telmex, Financial Ventures, GFI, Promotora, Inmobiliaria Inbursa, Inmobiliaria Carso, Orient Star, U.S. Commercial and Commercial LLC, and therefore each member of the Slim Family may be deemed to have indirect beneficial ownership of the MCI Shares beneficially owned indirectly and directly by such persons.

CGT may be deemed to control Telmex and Global Telecom LLC, and therefore may be deemed to have indirect beneficial ownership of the 25,112,220 MCI Shares beneficially owned indirectly by Telmex and the 2,850,845 MCI Shares beneficially owned directly by Global Telecom LLC. Telmex, through its wholly-owned subsidiaries, owns a majority of the outstanding voting and equity securities of Financial Ventures, and therefore may be deemed to have indirect beneficial ownership of the 25,112,220 MCI Shares beneficially owned directly by Financial Ventures.

GFI, through its wholly-owned subsidiaries, owns a majority of the outstanding voting and equity securities of Promotora and Inmobiliaria Inbursa, and therefore may be deemed to have indirect beneficial ownership of the 6,847,003 MCI Shares beneficially owned directly by Promotora and Inmobiliaria Inbursa.

Inmobiliaria Carso beneficially owns a majority of the outstanding voting and equity securities of Orient Star, and therefore may be deemed to have indirect beneficial ownership of the 6,509,324 MCI Shares beneficially owned directly by Orient Star.

U.S. Commercial beneficially owns a majority of the outstanding voting and equity securities of Commercial LLC, and therefore may be deemed to have indirect beneficial ownership of the 1,256,640 MCI Shares beneficially owned directly by Commercial LLC.

                                 Signature Page
                                 --------------


--------------------------
Carlos Slim Helu

--------------------------
Carlos Slim Domit                                    By: /s/ Eduardo Valdes Acra
                                                         -----------------------
--------------------------                               Eduardo Valdes Acra
Marco Antonio Slim Domit                                 Attorney-in-Fact
                                                         April 20, 2004
--------------------------
Patrick Slim Domit

--------------------------
Maria Soumaya Slim Domit

--------------------------
Vanessa Paola Slim Domit

--------------------------
Johanna Monique Slim Domit

CARSO GLOBAL TELECOM, S.A. DE C.V.

--------------------------
By: Eduardo Valdes Acra
Title: Attorney-in-Fact

GLOBAL TELECOM LLC

--------------------------
By: Eduardo Valdes Acra
Title: Attorney-in-Fact

TELEFONOS DE MEXICO, S.A. DE C.V.

--------------------------
By: Eduardo Valdes Acra
Title: Attorney-in-Fact

FINANCIAL VENTURES LLC

--------------------------
By: Eduardo Valdes Acra
Title: Attorney-in-Fact

GRUPO FINANCIERO INBURSA, S.A. DE C.V.

--------------------------
By: Eduardo Valdes Acra
Title: Attorney-in-Fact

PROMOTORA INBURSA, S.A. DE C.V.

--------------------------
By: Eduardo Valdes Acra
Title: Attorney-in-Fact

INMOBILIARIA INBURSA, S.A. DE C.V.

--------------------------
By: Eduardo Valdes Acra
Title: Attorney-in-Fact

INMOBILIARIA CARSO, S.A. DE C.V.

--------------------------
By: Eduardo Valdes Acra
Title: Attorney-in-Fact

ORIENT STAR HOLDINGS LLC

--------------------------
By: Eduardo Valdes Acra
Title: Attorney-in-Fact

U.S. COMMERCIAL CORP., S.A. DE C.V.

--------------------------
By: Eduardo Valdes Acra
Title: Attorney-in-Fact

COMMERCIAL LLC

--------------------------
By: Eduardo Valdes Acra
Title: Attorney-in-Fact